BALANCE SHEETS PARENTHETICALS (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Parentheticals
Preferred Stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Preferred Stock, shares authorized	50,000,000	50,000,000	50,000,000
Common Stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common Stock, shares authorized	150,000,000	150,000,000	150,000,000
Common Stock, shares issued	23,601,674	23,576,313	14,166,011
Common Stock, shares outstanding	23,601,674	23,576,313	14,166,011